CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                 AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Phoenix Equity Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The information  contained in the Report fairly presents,  in all
          material  respects,   the  financial  condition  and  results  of
          operations of the Registrant.


Date:    March 7, 2008                         /s/ George R. Aylward
     -------------------------------           ---------------------------------
                                               George R. Aylward, President
                                               (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Equity Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The information  contained in the Report fairly presents,  in all
          material  respects,   the  financial  condition  and  results  of
          operations of the Registrant.


Date:    March 7, 2008                         /s/ W. Patrick Bradley
     -------------------------------           ---------------------------------
                                               W. Patrick Bradley,
                                               Chief Financial Officer and
                                               Treasurer
                                               (principal financial officer)